SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                                April 29, 2004


                        PACKAGING DYNAMICS CORPORATION
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                   000-49741              32-0009217
          ---------------           -----------------      ---------------
  (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)             File Number)          Identification No.)


3900 West 43rd Street, Chicago, Illinois                         60632
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (773) 843-8000


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. Results of Operations and Financial Condition.

         On April 29, 2004, Packaging Dynamics Corporation issued a press release announcing its results of operations for the first quarter ended March 31, 2004. A copy of the press release, dated April 29, 2004, is furnished herewith as Exhibit 99.

         In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), Packaging Dynamics utilizes non-GAAP financial measures (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) in its first quarter 2004 press release. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Non-GAAP financial measures are used because management believes this information provides investors useful information in evaluating the results of the continuing operations. The non-GAAP measure of EBITDA is presented to supplement the consolidated financial statements in accordance with GAAP. Specifically, management believes that EBITDA is of interest to its investors and lenders in relation to its debt covenants, as certain of its debt covenants include EBITDA as a performance measure. Packaging Dynamics defines EBITDA as income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to earnings from operations as determined in accordance with generally accepted accounting principles, as an indicator of our operating performance, as a measure of liquidity or as an alternative to cash flow from operating activities as determined in accordance with generally accepted accounting principles.

         This information is furnished pursuant to Item 12 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, Packaging Dynamics makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 12.

                                 EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

99          Packaging Dynamics Corporation Press Release, dated April 29, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PACKAGING DYNAMICS CORPORATION
                                         -------------------------------
                                         Registrant


Date:  April 29, 2004                    By: /s/ Henry C. Newell
                                             --------------------------------
                                             Henry C. Newell
                                             Vice President and Chief
                                             Financial Officer